First Quarter 2025 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization, and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward-Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Sofia Chernylo Senior Vice President, Chief Accounting Officer Jeff Fuge Senior Vice President of Acquisitions Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Lori Wittman - Chair Michael Christodolou Heidi Everett Mark Manheimer Todd Minnis Matthew Troxell Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Calculation excludes properties under development and one vacant property. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. $0.94 $1.16 $1.22 $1.26 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2021 2022 2023 2024 G ro ss R ea l E st a te V a lu e ($ i n m il li o n s) A F F O /s h Historical AFFO/sh and Asset Growth AFFO/sh Gross Real Estate Value AFFO/sh Growth CAGR 10.3% Three Months Ended Financial Results March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Net income (loss) $ 1,700 $ (5,424) $ (5,322) $ (2,306) $ 1,052 Net income (loss) per common share outstanding - diluted $ 0.02 $ (0.07) $ (0.07) $ (0.03) $ 0.01 Funds from Operations (FFO) $ 24,091 $ 26,482 $ 25,008 $ 19,987 $ 21,179 FFO per common share outstanding - diluted $ 0.29 $ 0.32 $ 0.32 $ 0.27 $ 0.28 Core Funds from Operations (Core FFO) $ 24,570 $ 26,488 $ 24,907 $ 23,389 $ 22,450 Core FFO per common share outstanding - diluted $ 0.30 $ 0.32 $ 0.32 $ 0.31 $ 0.30 Adjusted Funds from Operations (AFFO) $ 26,248 $ 25,908 $ 24,825 $ 23,817 $ 22,863 AFFO per common share outstanding - diluted $ 0.32 $ 0.32 $ 0.32 $ 0.32 $ 0.31 Dividends per share $ 0.210 $ 0.210 $ 0.210 $ 0.205 $ 0.205 Weighted average common shares outstanding - diluted 82,132,524 82,153,404 77,610,680 73,588,605 74,565,790 Portfolio Metrics Number of investments(1) 695 687 671 649 628 Square feet 12,792,350 12,609,612 12,076,093 11,701,160 11,322,746 Occupancy(2) 99.9% 99.9% 100.0% 100.0% 100.0 % Weighted average lease term remaining (years)(3) 9.7 9.8 9.5 9.5 9.2 Investment grade (rated) - % of ABR(4) 54.7% 55.8% 60.9% 68.9% 71.1 % Investment grade profile (unrated) - % of ABR(5) 16.0% 15.0% 14.4% 13.7% 13.3 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 70.7% 70.8% 75.3% 82.6% 84.4%

5 Three Months Ended March 31, 2025 2024 REVENUES Rental revenue (including reimbursable) $ 42,590 $ 35,189 Interest income on loans receivable 3,075 2,484 Other revenue 245 — Total revenues 45,910 37,673 OPERATING EXPENSES Property 4,803 4,102 General and administrative 5,169 5,707 Depreciation and amortization 20,923 17,541 Provisions for impairment 3,616 3,662 Transaction costs 47 129 Total operating expenses 34,558 31,141 OTHER INCOME (EXPENSE) Interest expense, net (11,460) (6,180) Gain on sales of real estate, net 2,075 997 Loss on debt extinguishment (46) — Other expense, net (205) (280) Total other expense, net (9,636) (5,463) Net income before income taxes 1,716 1,069 Income tax expense (16) (17) Net income 1,700 1,052 Net income attributable to noncontrolling interests 9 7 Net income attributable to common stockholders $ 1,691 $ 1,045 Amounts available to common stockholders per common share: Basic $ 0.02 $ 0.01 Diluted $ 0.02 $ 0.01 Weighted average common shares: Basic 81,644,492 73,248,804 Diluted 82,132,524 74,565,790 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended March 31, 2025 2024 GAAP Reconciliation: Net income $ 1,700 $ 1,052 Depreciation and amortization of real estate 20,850 17,462 Provisions for impairment 3,616 3,662 Gain on sales of real estate, net (2,075) (997) Funds from Operations (FFO) $ 24,091 $ 21,179 Adjustments: Non-recurring executive transition costs, severance and related charges 76 857 Loss on debt extinguishment and other related costs 403 — Other non-recurring loss, net — 414 Core Funds from Operations (Core FFO) $ 24,570 $ 22,450 Adjustments: Straight-line rent adjustments (954) (542) Amortization of deferred financing costs 664 558 Amortization of above/below-market assumed debt 29 29 Amortization of loan origination costs and discounts (77) 39 Amortization of lease-related intangibles (70) (95) Earned development interest 43 332 Capitalized interest expense (50) (353) Non-cash interest expense (income) 705 (979) Non-cash compensation expense 1,388 1,424 Adjusted Funds from Operations (AFFO) $ 26,248 $ 22,863 FFO per common share, diluted $ 0.29 $ 0.28 Core FFO per common share, diluted $ 0.30 $ 0.30 AFFO per common share, diluted $ 0.32 $ 0.31 Dividends per share $ 0.210 $ 0.205 Dividends per share as a percent of AFFO 66% 66 % Weighted average common shares outstanding, basic 81,644,492 73,248,804 Operating partnership units outstanding 424,956 478,524 Unvested restricted stock units 63,076 168,556 Unsettled shares under open forward equity contracts — 669,906 Weighted average common shares outstanding, diluted 82,132,524 74,565,790

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
GAAP Reconciliation:		
Net income	$ 1,700	$ 1,052
Depreciation and amortization of real estate	20,850	17,462
Amortization of lease-related intangibles	(70)	(95)
Non-real estate depreciation and amortization	73	79
Interest expense, net	11,460	6,180
Income tax expense	16	17
Amortization of loan origination costs and discounts	(77)	39
EBITDA	33,952	24,734
Adjustments:		
Provisions for impairments	3,616	3,662
Gain on sales of real estate, net	(2,075)	(997)
EBITDAre	35,493	27,399
Adjustments:		
Straight-line rent adjustments	(954)	(542)
Loss on debt extinguishment and other related costs	403	—
Non-recurring executive transition costs, severance and related charges	76	857
Other non-recurring loss, net	—	414
Other non-recurring expenses, net	364	158
Transaction costs	47	129
Non-cash compensation expense	1,388	1,424
Adjustment for construction in process [1]	146	497
Adjustment for intraquarter investment activities [2]	1,162	1,469
Adjusted EBITDAre	$ 38,125	$ 31,805
Annualized Adjusted EBITDAre [3]	$ 152,500	

Net Debt	As of March 31, 2025
Principal amount of total debt	922,664
Less: Cash, cash equivalents and restricted cash	(14,205)
Net Debt	$ 908,459
Less: Net value of unsettled forward equity [4]	(184,481)
Adjusted Net Debt	$ 723,978

Leverage	
Net Debt / Annualized Adjusted EBITDAre	6.0 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.7 x

1. Adjustment reflects the estimated cash yield on developments in process as of March 31, 2025.
2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended March 31, 2025, had occurred on January 1, 2025.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 10,735,647 of unsettled forward equity shares at the March 31, 2025, available weighted average net settlement price of $17.18 per share.

NETSTREIT

7

Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended March 31, 2025 2024 GAAP Reconciliation: Net income $ 1,700 $ 1,052 General and administrative 5,169 5,707 Depreciation and amortization 20,923 17,541 Provisions for impairment 3,616 3,662 Transaction costs 47 129 Interest expense, net 11,460 6,180 Gain on sales of real estate, net (2,075) (997) Income tax expense 16 17 Amortization of loan origination costs and discounts (77) 39 Loss on debt extinguishment 46 — Interest income on mortgage loans receivable (3,075) (2,484) Other expense, net 495 280 Property-Level NOI 38,245 31,126 Straight-line rent adjustments (954) (542) Amortization of lease-related intangibles (70) (95) Property-Level Cash NOI $ 37,221 $ 30,489 Adjustment for intraquarter acquisitions, dispositions, and completed development (1) 1,078 Property-Level Cash NOI Estimated Run Rate $ 38,299 Interest income on mortgage loans receivable 3,075 Adjustments for intraquarter mortgage loan activity (2) 84 Total Cash NOI - Estimated Run Rate $ 41,458 Property Operating Expense Coverage Property operating expense reimbursement $ 4,183 $ 3,649 Property operating expenses (4,803) (4,102) Property operating expenses, net $ (620) $ (453) 1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended March 31, 2025, had occurred on January 1, 2025. 2. Adjustment assumes all loan activity completed during the three months ended March 31, 2025, had occurred on January 1, 2025.

Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 March 31, 2025 December 31, 2024 Assets Real estate, at cost: Land $ 573,897 $ 571,272 Buildings and improvements 1,403,254 1,400,393 Total real estate, at cost 1,977,151 1,971,665 Less accumulated depreciation (153,089) (143,422) Property under development 3,109 6,118 Real estate held for investment, net 1,827,171 1,834,361 Assets held for sale 79,838 48,637 Mortgage loans receivable, net 145,142 139,409 Cash, cash equivalents, and restricted cash 14,205 14,320 Lease intangible assets, net 158,584 164,392 Other assets, net 60,338 58,227 Total assets $ 2,285,278 $ 2,259,346 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 795,534 $ 622,608 Revolving credit facility 114,500 239,000 Mortgage note payable, net 7,842 7,853 Lease intangible liabilities, net 19,471 20,177 Liabilities related to assets held for sale 1,924 1,912 Accounts payable, accrued expenses, and other liabilities 32,482 29,664 Total liabilities $ 971,753 $ 921,214 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 81,698,909 and 81,602,232 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively $ 817 $ 816 Additional paid-in capital 1,508,809 1,507,995 Distributions in excess of retained earnings (203,524) (188,046) Accumulated other comprehensive income 393 10,206 Total stockholders’ equity 1,306,495 1,330,971 Noncontrolling interests 7,030 7,161 Total equity 1,313,525 1,338,132 Total liabilities and equity $ 2,285,278 $ 2,259,346

1. Rates presented exclude the impact of capitalized loan fee amortization. Interest rates that consist of fixed rate SOFR swaps include a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. 2. Interest rate reflects the all-in borrowing rate as of March 31, 2025. Facility fees are charged at an annual rate of 0.15% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of March 31, 2025 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ 114,500 —% 5.45% $ 385,350 4.8 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 2.9 Unsecured term loan(3) January 3, 2029 250,000 3.74% 4.99% — 3.8 Unsecured term loan A(4) January 15, 2030 175,000 2.40% 3.65% — 4.8 Unsecured term loan B(5) January 15, 2030 175,000 3.87% 5.12% — 4.8 Mortgage note(6) November 1, 2027 8,164 —% 4.53% — 2.6 Total / Weighted Average $ 922,664 3.20% 4.57% $ 385,350 4.1 Floating, 12% Fixed, 88% Fixed vs. Floating Debt $200 $250 $350 $500 $8 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2025 2026 2027 2028 2029 2030 Debt Maturity Schedule Term Loan RCF Capacity Mortgage note $115

1. Reflects 10,735,647 of unsettled shares under forward sale agreements at the March 31, 2025, weighted average net settlement price of $17.18 per share. 2. Value is based on the March 31, 2025, closing share price of $15.85 per share. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 Net Debt March 31, 2025 Principal amount of total debt $ 922,664 Less: Cash, cash equivalents and restricted cash (14,205) Net Debt $ 908,459 Less: Net value of unsettled forward equity(1) (184,481) Adjusted Net Debt $ 723,978 Net Debt / Annualized Adjusted EBITDAre 6.0x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.7x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 34.2% Fixed charge coverage ratio ≥ 1.50x 3.9x Maximum secured indebtedness ≤ 40.0% 0.3% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 36.3% Unencumbered interest coverage ratio ≥ 1.75x 3.9x Liquidity As of March 31, 2025 Unused unsecured revolver capacity $ 385,350 Cash, cash equivalents and restricted cash 14,205 Net value of unsettled forward equity(1) 184,481 Total Liquidity $ 584,036 Equity Ending Shares/ Units as of March 31, 2025 Equity Market Capitalization % of Total Common shares(2) 81,698,909 $ 1,294,928 99.5 % OP units(2) 424,956 6,736 0.5 % Total 82,123,865 $ 1,301,663 100.0 % Enterprise Value As of March 31, 2025 % of Total Principal amount of total debt $ 922,664 41.5 % Equity market capitalization(2) 1,301,663 58.5 % Total enterprise value $ 2,224,327 100.0%

Investment Activity
(unaudited, dollars in thousands)

	Three Months Ended				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Investments					
Number of Investments(1)	25	52	33	28	42
Gross Investment	$ 90,680	$ 195,079	$ 151,555	$ 115,734	$ 129,207
Cash Yield(2)	7.7 %	7.4 %	7.5 %	7.5 %	7.5 %
Weighted Average Lease Term (years)(3)	9.2	14.0	12.5	16.7	11.5
Investment Grade and Investment Grade Profile %	65.9 %	51.2 %	52.4 %	39.1 %	84.8 %
Dispositions					
Number of Investments	16	30	8	6	12
Number of Vacant Properties	1	—	—	—	—
Gross Proceeds(4)	$ 40,293	$ 59,337	$ 24,105	$ 12,707	$ 21,594
Cash Yield(5)	7.3 %	7.1 %	7.3 %	6.8 %	6.8 %
Loan Repayments					
Number of Loan Repayments(6)	1	6	4	1	—
Amount of Repayment(7)	$ 4,699	$ 13,627	$ 8,857	$ 2,324	$ —
Cash Yield(8)	8.7 %	9.3 %	8.7 %	10.3 %	— %

Developments

Industry	Location	Lease Term (years)	Amount Funded to Date	Actual/ Anticipated Rent Commencement
Automotive Service (multiple locations)	Various (1 completed)	15	$ 3,013	Commenced 1Q'25
Dollar Stores (multiple programs)	Various (1 in progress)	10	$ 932	2Q'25 to 3Q'25
Automotive Service (multiple locations)	Various (2 in progress)	15	$ 2,086	2Q'25 to 4Q'25
Pet Supplies	Sumter, SC	10	$ 3,733	2Q'25

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. ABR divided by the Gross Investment.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Excludes transaction costs and principal payments from mortgage loans receivable.
5. ABR divided by Gross Proceeds; excludes vacant properties.
6. Includes payoff of outstanding mortgage loans receivable. Excludes partial payoff or amortization of existing mortgage loans receivable.
7. Includes payoff and partial payoff of outstanding mortgage loans receivable. Excludes amortization of existing mortgage loans receivable.
8. Effective interest rate of mortgage loans receivable.

NETSTREIT
12

Portfolio Information
(unaudited, dollars in thousands)

Portfolio Metrics	March 31, 2025
Number of Investments[1]	695
Number of states	45
Square feet	12,792,350
Tenants	101
Industries	26
Occupancy[2]	99.9 %
Weighted average lease term remaining (years)[3]	9.7

Tenant Quality	Number of Investments[4]		ABR	% of ABR
Investment grade (rated)[5]	423	$	92,250	54.7%
Investment grade profile (unrated)[6]	79		23,043	16.0%
Sub-investment grade (rated)[7]	104		29,541	17.5%
Sub-investment grade profile (unrated)	88		23,868	11.8%
Total	694	$	168,702	100.0%



Tenant Quality
Sub-investment grade profile, 11.8%
Sub-investment grade, 17.5%
Investment grade profile, 16.0%
Investment grade, 54.7%
70.7%
of ABR
Inv. Grade
Inv. Grade Profile



Defensive Category
Other, 12.3%
Service, 21.7%
Discount, 18.2%
Necessity, 47.8%
87.7%
of ABR
Necessity
Discount
Service

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Excludes investments that secure mortgage loans receivable and one vacant property.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Excludes one vacant property.
5. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher.
6. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.
7. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's), or NAIC3 (National Association of Insurance Commissioners) or lower.

NETSTREIT
13

Portfolio Information (cont’d) (unaudited, dollars in thousands) 14 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's, or National Association of Insurance Commissioners. 3. Loans receivable on properties leased to Dollar General represent 1.2% of ABR. 4. Stats incorporate all completed activities as of April 28, 2025, as if they occurred by March 31, 2025; all other portfolio stats are as of March 31, 2025. 5. Banners, as a percentage of ABR: Dollar Tree - 1.4%; Dollar Tree / Family Dollar Combo - 2.4%; Family Dollar - 0.9%. Top Tenants Number of Investments(1) % of ABR Credit rating(2) 114 8.1% BBB 33 6.1% BBB 5 4.8% A 69 4.7% BBB 9 4.6% BBB+ 17 4.1% IG Profile 21 3.7% BB 19 3.1% Baa1 7 3.0% AA 50 2.7% A 18 2.5% A 2 2.5% B+ 7 2.4% A3 7 2.3% IG Profile 3 2.3% IG Profile 36 2.0% Ba1 7 2.0% Baa1 Sub-Total 429 61.1% (3)(4) (4)(5) (4)

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments(1) % of ABR Texas 69 12.0% Illinois 44 10.1% New York 36 7.1% Georgia 33 5.6% Wisconsin 23 5.6% North Carolina 71 4.9% Alabama 51 4.7% Florida 30 4.1% Pennsylvania 31 4.0% Ohio 41 3.7% Other 265 38.3% Total 694 100.0% 1. Includes acquisitions, mortgage loans receivable, and completed developments, but excludes one vacant property. ≥ 5% ABR ≥ 5% and <3% ABR ≥ 3% and <5% ABR < 1% ABR 0% ABR

Portfolio Information (cont’d) (unaudited, dollars in thousands) 16 Industry Defensive Category Number of Investments(1) % of ABR Grocery Necessity 46 15.1% Dollar Stores (2) Discount 183 12.8% Home Improvement Necessity 29 10.4% Drug Stores & Pharmacies Necessity 54 9.8% Convenience Stores Service 99 9.3% Discount Retail Discount 31 5.1% Automotive Service Service 44 4.1% Arts & Crafts Other 16 4.1% Farm Supplies Necessity 21 3.9% Health and Fitness Service 4 3.6% Quick Service Restaurants Service 40 3.6% Sporting Goods Other 6 3.1% Auto Parts (2) Necessity 58 3.0% General Retail Necessity 7 2.9% Consumer Electronics Other 7 2.4% Healthcare Necessity 15 2.1% Specialty Other 3 1.0% Apparel Other 5 0.7% Casual Dining Service 7 0.6% Furniture Stores Other 2 0.6% Equipment Rental and Leasing Service 5 0.4% Banking Necessity 2 0.3% Wholesale Warehouse Club Necessity 1 0.2% Telecommunications Other 2 0.2% Gift, Novelty, and Souvenir Shops Other 1 0.1% Home Furnishings Other 1 0.1% Total 694 100.0% Defensive Category Number of Investments % of ABR Necessity 234 47.8% Discount 218 18.2% Service 199 21.7% Other 43 12.3% Total 694 100.0% 1. Includes acquisitions, mortgage loans receivable, and completed developments, but excludes one vacant property. 2. Stats incorporate all completed activities as of April 28, 2025; all other portfolio stats are as of March 31, 2025.

Lease Expiration Schedule
(unaudited, dollars in thousands)

Year of Expiration	Number of Investments Expiring[1]	ABR Expiring		ABR Expiring as a % of Total Portfolio
2025	2	$	213	0.1%
2026	9		1,892	1.2%
2027	12		4,079	2.6%
2028	24		10,044	6.4%
2029	42		10,256	6.6%
2030	33		12,381	7.9%
2031	54		12,842	8.2%
2032	41		10,422	6.7%
2033	52		11,520	7.4%
2034	70		17,582	11.2%
2035	38		10,743	6.9%
2036	17		5,147	3.3%
2037	23		8,501	5.4%
2038	56		7,560	4.8%
2039	46		9,750	6.2%
2040	15		3,414	2.2%
2041	4		1,246	0.8%
2042	1		985	0.6%
2043	17		3,653	2.3%
2044	47		13,108	8.4%
2045	1		153	0.1%
2046	—		—	—%
2047	1		156	0.1%
2048	—		—	—%
2049	8		777	0.5%
2050	—		—	—%
2051	—		—	—%
TOTAL	**613**	**$**	**156,424**	**100.0%**

1. Excludes investments that secure mortgage loans receivable and one vacant property.

NETSTREIT

17

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net (loss) income (computed in accordance with GAAP), excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, non-recurring other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net (loss) income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net (loss) income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net (loss) income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight- line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, transaction costs, other non-recurring loss (gain), net, other non-recurring expenses (income) including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net (loss) income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net (loss) income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. Non-GAAP Measures and Definitions (cont’d) 19

Non-GAAP Measures and Definitions (cont’d) Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of March 31, 2025. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. 20

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward-Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 24, 2025 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.